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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) OCTOBER 19, 1999


                              LEVEL 8 SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                          0-26392              11-2920559
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(State or Other Jurisdiction             (Commission           (IRS Employer
     of Incorporation)                   File Number)        Identification No.)


8000 REGENCY PARKWAY, CARY, NC                                       27511
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code    (919) 380-5000



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On October 20, 1999, Level 8 Systems, Inc. ("Level 8") announced that it had entered into an Agreement and Plan of Merger dated as of October 19, 1999 (the "Merger Agreement") with Template Software, Inc. ("Template") and with Level 8's wholly-owned subsidiary, TSAC, Inc. ("Subsidiary"). The Merger Agreement provides for Level 8's acquisition of Template by Template's merger with and into the Subsidiary.

         Under the Merger Agreement, each share of Template common stock will be exchanged for $4.00 in cash plus Level 8 common stock with a value of $3.90. The actual number of shares of Level 8 common stock to be exchanged for each Template share will be based on the average trading price of Level 8 common stock for the 10 trading days prior to the third trading day before stockholder approval, but will not be less than 0.2838 Level 8 shares per Template share (if Level 8's average trading price exceeds $13.74) or more than 0.3672 Level 8 shares per Template share (if Level 8's average trading price is less than $10.62). The merger is intended to qualify as a tax-free reorganization, which means that Template stockholders would generally be permitted to defer taxes on the Level 8 stock portion of the purchase price.

         In connection with the merger, Level 8 has received a commitment for additional financing. The financing will be guaranteed by Liraz Systems, Ltd., Level 8's principal stockholder, in return for a number of shares of Level 8 common stock to be determined by the independent directors of Level 8 based on market conditions and Level 8's financing needs at closing. The additional financing is subject to the negotiation and execution of a definitive agreement.

         The merger is subject to certain conditions to closing, including stockholder approval, regulatory approval, and necessary consents and filings.



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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (c)      Exhibits

                  2.1 Agreement and Plan of Merger dated as of October 19, 1999, by Level 8 Systems, Inc., TSAC, Inc., and Template Software, Inc.

                  10.1 Stockholders Agreement by and among Level 8 Systems, Inc. Template Software, Inc. and various stockholders of Level 8 and Template.

                  23.1 Consent of PricewaterhouseCoopers to incorporation by reference of their report on the audited financial statements of Seer Technologies, Inc. into Level 8's Form S-3 registration statement on file number 333-84681.

                  99.1 Press Release of Level 8 Systems, Inc. and Template Software, Inc. dated October 20, 1999, announcing the execution of the definitive merger agreement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LEVEL 8 SYSTEMS, INC.


Date:  November 5, 1999            By:   /s/ Dennis McKinnie
                                         --------------------------------------
                                         Dennis McKinnie
                                         Senior Vice President,
                                         Chief Legal and Administrative Officer







                                      -4-




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
--------          -----------


2.1      Agreement and Plan of Merger dated as of October 19, 1999, by Level 8
         Systems, Inc., TSAC, Inc., and Template Software, Inc.

10.1     Stockholders Agreement by and among Level 8 Systems, Inc. Template
         Software, Inc. and various stockholders of Level 8 and Template.

23.1 Consent of PricewaterhouseCoopers to incorporation by reference of their report on the audited financial statements of Seer Technologies, Inc. into Level 8's Form S-3 registration statement on file number
         333-84681.

99.1     Press Release of Level 8 Systems, Inc. and Template Software, Inc.
         dated October 20, 1999, announcing the execution of the definitive merger agreement.



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